UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 18, 2008
Date of Report (Date of earliest event reported)
Syntax-Brillian Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50289	05-0567906

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
1600 N. Desert Drive
Tempe, Arizona
85281
(Address of Principal Executive Offices) (Zip Code)
(602) 389-8888
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     On July 18, 2008, we received a letter from the Nasdaq Stock Market stating that the Nasdaq Listing Qualifications Hearings Panel (the “Panel”) has determined to delist our shares from the Nasdaq Stock Market and will suspend trading of those shares at the open of business on Tuesday, July 22, 2008. In addition to our previously reported Nasdaq listing violations, our July 8, 2008 filing for protection under Chapter 11 of the U.S. Bankruptcy Code served as a basis for delisting our securities. We do not intend to appeal the Panel’s decision.
     A copy of the press release disclosing our receipt of the Panel’s letter is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number
99.1	Press release from Syntax-Brillian Corporation, dated July 21, 2008, entitled “Syntax-Brillian Corporation Receives Notice of Delisting”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTAX-BRILLIAN CORPORATION
Date: July 21, 2008	By:	/s/ Greg Rayburn
Greg Rayburn
Interim Chief Executive Officer

EXHIBIT INDEX
99.1	Press release from Syntax-Brillian Corporation, dated July 21, 2008, entitled “Syntax-Brillian Corporation Receives Notice of Delisting”